SPECIAL EQUITIES FUND

INVESTS AGGRESSIVELY
FOR MAXIMUM CAPITAL APPRECIATION

ANNUAL REPORT
DECEMBER 31, 1997

SPECIAL EQUITIES FUND
11 HANOVER SQUARE, NEW YORK, NY 10005
1-888-503-FUND FOR INVESTMENT INFORMATION
1-888-503-VOICE FOR SHAREHOLDER SERVICES

WWW.MUTUALFUNDS.NET

                                                             February 12, 1998
Fellow Shareholders:

        We are pleased to submit this Annual Report for the year ended December 31, 1997 and to welcome our shareholders who have opened a new account during the year.

        As noted in our June 30, 1997 Semi-Annual Report, investment decisions for the Fund have since February 20, 1997 been made by the Investment Policy Committee of Bull & Bear Advisers, Inc., the Fund's Investment Manager. As reported, in the first quarter of 1997 the Fund had a total return of -13.63% compared to a total return of -3.26% for the Capital Appreciation Funds monitored by Lipper Analytical Services, Inc., a leading mutual fund rating service. Over the balance of the year, the Fund showed a total return of +21.84%, comparing considerably more favorably to the +24.42% for Lipper's Capital Appreciation Funds for the same period. Although results for the 12 months of +5.25% were negatively impacted by the first quarter of the year, we are very encouraged by the improvement over the balance of the year, which has carried forward into this year. At this writing, the Fund's total return for the year to date is +8.17%, which compares very favorably with +4.41% for the Capital Appreciation Funds universe monitored by Lipper.

                               REVIEW AND OUTLOOK

        During 1997, investors had to reconcile the lowest rates of unemployment seen in a generation with significant declines in intermediate and long term yields. The resolution to this apparent contradiction was found in a continuation of the first half's "Goldilocks" economy - not too hot and not too cold - with low levels of inflation, a decline in the Federal deficit from $107 billion in 1996 to $22 billion in 1997, the possibility of a budget surplus in 1998, and purchases of U.S. Government securities as both a safe haven from global financial turmoil and in anticipation of an economic slowdown.
        The U.S. Economy grew at about a 3.8% rate in 1997, up from 2.8% in 1996. Though inflation remained at low levels, the Federal Reserve raised short term rates in March to moderate the potential effects of strong growth and low unemployment on the inflation rate. Meanwhile, private sector restructurings and downsizing continued, along with mergers and acquisitions, particularly in the healthcare, technology, banking and energy industries. The stock market's upward trend over the year was temporarily set back by the March interest rate increase, but eventually resumed to record highs as investor confidence returned.

        Given these market conditions, the Fund's strategy was to remain invested generally in highly liquid equity securities of companies with growing earnings. The Fund sought new investments in these types of companies over diverse industries where the stocks were showing price and earnings momentum, but could still be acquired at attractive valuations. The Fund aggressively employed various investment techniques including leverage and futures. Over the balance of 1998 we expect "Goldilocks" will still be with us and that with this favorable economic background, the Fund should continue to provide improving results for its shareholders.

        We therefore see this as an attractive time to add to your investment. In terms of seeking to achieve your long range financial goals, we especially favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan and the Bull & Bear Government Direct Deposit Plan. An example of how these plans can build an account over time is in the accompanying illustration of investing $10,000 in the Fund at its inception, March 20, 1986, followed by regular investments of $100 a month through December 31, 1997. The ending value of $53,744 represented a gain of more than 120% over the $24,100 invested. For information on any of these free services, simply give us a call and we will help you get started.

        If you have any questions or would like information on any of the Bull & Bear Funds, the Regular or Roth Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be pleased to hear from you. Just call toll-free at 1-888-503-FUND (3863), and an Investor Service Representative will be glad to assist you, as always, with no obligation on your part.

                                                  Sincerely,


                    Robert D. Anderson                      Thomas B. Winmill
                    Vice Chairman                           President
CHART:

Special Equities Fund

Results of an initial investment of $10,000 with subsequent investments of $100 a month from inception, 3/20/86, through 12/31/97 with all distributions reinvested. Investments for the period total $24,100.

Plot Points:

3/20/86            10,000
12/31/86           11482
12/31/87           11738
12/31/88           15682
12/31/89           23732
12/31/90           15938
12/31/91           23807
12/31/92           31997
12/31/93           38512
12/31/94           33306
12/31/95           48215
12/31/96           49892
12/31/97           53744

Mutual Funds     Bull & Bear Dollar    A high quality moneymarket fund investing
                 Reserves              in U.S. Government securities. Income is
                                       generally free from state income and
                                       intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

                 Bull & Bear Gold      Seeks long term capital appreciation in
                 Investors             investments with the potential to provide
                                       a hedge against inflation and preserve
                                       the purchasing power of the dollar.

                 Bull & Bear Special   Invests aggressively for maximum capital
                 Equities Fund         appreciation.

                 Bull & Bear U.S.and   Invests worldwide for the highest
                 Overseas Fund         possible total return.

                 Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.


Closed-end investment     Bull & Bear          Investing for a high level of
companies listed on the   Global Income Fund   income from a global portfolio
American Stock Exchange                        of primarily investment grade
                                               fixed income securities.

                          Bull & Bear          Investing for the highest
                          Municipal Income     possible income exempt from
                          Fund                 Federal income tax that is
                                               consistent with preservation of
                                               principal.

                          Bull & Bear U.S.     Investing for a high level of
                          Government           current income, liquidity and
                          Securities Fund      safety of principal.


Discount Brokerage        Bull & Bear         Bull & Bear Securities is
Services                  Securities, Inc.    committed to providing investors
                                              with major commission savings,
                                              free investment ideas and
                                              services, free cash management
                                              services with no minimum for
                                              check writing, and American
                                              Airlines(R) AAdvantage(R) miles
                                              for many of your investing
                                              activities. And now you can take
                                              advantage of Bull & Bear
                                              Securities' web trading flat
                                              commission rate of $19.95 per
                                              trade at www.ebullbear.com on the
                                              first 1,000 shares, plus 2(cent)
                                              per share on each share over 1,000
                                              shares, and earn 200 AAdvantage(R)
                                              miles every time you trade!  Call
                                              toll-free 1-800-BULL-BEAR
                                              (1-800-285-5232).

                                  Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                     BULL & BEAR SPECIAL EQUITIES FUND, INC.
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1997

SHARES                                                             MARKET VALUE
          COMMON STOCKS  AND WARRANTS (96.5%)

          AIR CONDITIONING &WARM AIR HEATING EQUIPMENT&COMMERCIAL
          & INDUSTRIAL REFRIGERATOR EQUIPMENT (1.1%)
59,700    International Comfort Products Corp.*.....................$  499,988
          AIR COURIER SERVICES (1.6%)
11,900    Airborne Freight Corp.....................................   739,288
          AIRCRAFT ENGINES &ENGINE PARTS (3.2%)
21,100    United Technologies Corp.................................. 1,536,344
          AIR TRANSPORTATION, SCHEDULED (2.8%)
88,800    Air Canada Class A*.......................................   843,600
 7,900    US Airways Group Inc.*....................................   493,750
          .......................................................... 1,337,350
          ARRANGEMENT OF TRANSPORTATION OF FREIGHT &CARGO (1.1%)
14,100    Expeditors International of Washington, Inc...............   542,850
          BALL ANDROLLER BEARINGS (2.4%)
28,125    Gardner Denver Machinery, Inc.*...........................   711,914
12,500    Timken Co.................................................   429,688
          .......................................................... 1,141,602
          CARPETS AND RUGS (1.1%)
18,400    Interface, Inc............................................   533,600
          CHEMICAL PRODUCTS (1.9%)..................................
10,400    MacDermid, Inc............................................   882,700
          COMMERCIAL BANKS (2.3%)
17,700    Banco Bilbao Vizcaya, S.A. Sponsored ADR..................   571,931
 9,800    Royal Bank of Canada......................................   519,400
          .......................................................... 1,091,331
          COMPUTER PERIPHERAL EQUIPMENT (4.2%)......................
13,350    Aurora Electronics, Inc.*.................................    21,694
25,500    CHSElectronics, Inc.*.....................................   436,688
39,800    GENICOMCorp.*.............................................   457,700
20,200    Ingram Micro Inc. Class A*................................   588,325
27,600    Pomeroy Computer Resources, Inc.*489,900
          .......................................................... 1,994,307
          COMPUTER PROGRAMMING SERVICES (1.4%)
18,000    Computer Task Group, Inc..................................   640,125
          CONSTRUCTION MACHINERY &EQUIPMENT (1.0%)
14,000    Manitowoc Company Inc.....................................   455,000
          CONVERTED PAPER AND PAPERBOARD PRODUCTS (2.0%)
23,850    Mail-Well, Inc.*..........................................   965,925
          DRAWING AND INSULATING NONFERROUS WIRE (1.3%)
20,000    AFC Cable Systems, Inc.*..................................   595,000
          DRILLING OIL AND GAS WELLS (1.2%).........................
27,000    Key Energy Group, Inc.*...................................   585,562
          EATING PLACES (1.8%)
20,200    CKERestaurants, Inc.......................................   850,925
          ELECTRONIC COMPONENTS AND ACCESSORIES (1.0%)
14,900    CTSCorp...................................................   475,869
          FAMILY CLOTHING STORE (1.0%)
17,600    Goody's Family Clothing, Inc.*............................   478,500
          FIRE, MARINE &CASUALTY INSURANCE (1.0%)
15,900    OMNIInsurance Group, Inc.*................................$  498,862

          FOOD AND TOBACCO PRODUCTS (3.3%)
34,500    Philip Morris Companies, Inc............................. 1,563,281
          FOOTWEAR (1.2%)
 9,700    The Timberland Company*..................................   563,206
          GENERAL MEDICAL AND SURGICAL HOSPITALS (1.2%)
21,600    Quorum Health Group, Inc.*...............................   564,300
          GROCERY STORES (1.2%)
 8,800    Safeway, Inc.*...........................................   556,600
          INDUSTRIAL TRUCKS, TRACTORS, TRAILERS &STACKERS (3.9%)
 4,400    NACCO Industries, Inc. Class A...........................   471,625
58,000    Terex Corp.*............................................. 1,363,000
          ......................................................... 1,834,625
          JEWELRY, SILVERWARE &PLATED  WARE (1.1%)
20,100    Oneida Ltd...............................................   536,419
          LIFE INSURANCE (1.0%)
11,424    Delphi Financial Group, Inc. Class A*....................   514,080
          METAL FORGINGS AND STAMPINGS (1.1%)
10,900    Tower Automotive, Inc.*..................................   458,481
          MISCELLANEOUS FABRICATED TEXTILE PRODUCTS (.3%)
 3,927    Pillowtex Corp...........................................   136,968
          MISCELLANEOUS SHOPPING GOODS STORES (.9%)
19,000    Fabri-Centers of America*................................   423,937
          MOTOR VEHICLES AND PASSENGER CAR BODIES (4.7%)
25,000    General Motors Corporation............................... 1,515,625
28,500    Navistar International Corp.*............................   707,156
          ......................................................... 2,222,781
          MOTOR VEHICLE PARTS AND ACCESORIES (.9%)
22,500    Excel Industries, Inc....................................   406,406
          OFFICE FURNITURE (1.4%)..................................
12,300    Miller (Herman), Inc.....................................   671,119
           OIL &GAS FIELD EXPLORATION SERVICES (1.0%)
          12,400   Veritas DGCInc.*................................   489,800
          OPERATIVE BUILDERS (2.7%)
           33,500   NVRInc.*.......................................   732,813
33,600    Standard-Pacific Corp....................................   529,200
          ......................................................... 1,262,013
          PETROLEUM REFINING (7.0%)
27,000    Exxon Corporation........................................ 1,652,062
21,500    Chevron Corporation...................................... 1,655,500
                                                                    3,307,562
          PUBLIC BUILDING AND RELATED FURNITURE (1.5%)
25,500    Virco Manufacturing Corp.................................   714,000
          PRINTED CIRCUIT BOARDS (1.9%)
13,200    Jabil Circuit, Inc.*.....................................   524,700
24,800    Plexus Corporation*......................................   368,900
          .........................................................   893,600
          REAL ESTATE AGENTS &MANAGERS (1.5%)
54,200    Grubb &Ellis Co.*........................................   741,862
          REFRIGERATION &SERVICE INDUSTRY MACHINERY (1.0%)
15,500    USFilter Corp.*..........................................   464,031
          REFRIGERATION EQUIPMENT (1.4%)
30,150    Chart Industries, Inc....................................   687,797
          RETAIL-COMPUTER &PRERECORDED TAPE STORES (2.1%)
52,600    Trans World Entertainment Corp.*......................... 1,019,125
          RETAIL-DEPARTMENT STORES (2.9%)
52,000    Ames Department Stores, Inc.*............................   910,000
31,250    Bon-Ton Stores, Inc.*....................................   468,750
          ......................................................... 1,378,750

          RETAIL-FAMILY CLOTHING STORES (1.0%)...................
14,400    The TJXCompanies, Inc..................................     495,000
          RETAIL-HOBBY, TOY &GAME SHOP (.8%).....................
13,700    Michaels Stores, Inc.*.................................     400,725
          RETAIL-LUMBER &OTHER BUILDING MATERIALS
          DEALERS (1.1%)
 9,100    The Home Depot, Inc....................................     535,762
          SEARCH, DETECTION, NAVIGATION, GUIDANCE &
          AERONAUTICAL SYSTEM (.2%)
 1,594    Raytheon Co. Class A...................................      78,616
          SERVICES-ENGINEERING SERVICES (0%)
   125    Tice Technology Inc.*..................................         922
          SERVICES-HELP SUPPLY SERVICES (3.0%)
17,700    AccuStaff Inc.*........................................     407,100
11,100    CDICorp.*..............................................     507,825
 9,100    Volt Information Sciences, Inc.*.......................     490,262
          .......................................................   1,405,187
          SERVICES-SPECIALTY OUTPATIENT FACILITIES (.5%)
30,000    Response Oncology, Inc.*...............................     251,250
          STEEL PIPE ANDTUBES (3.4%)
17,600    Lone Star Technologies, Inc.*..........................     499,400
43,200    Maverick Tube Corporation*.............................   1,093,500
          .......................................................    1,592,90
          STEEL WORKS, BLAST FURNACE &ROLLING MILLS (.9%)
26,000    NSGroup, Inc.*.........................................     445,250
          TOTALIZING FLUID METERS & COUNTING DEVICES (.9%)
10,450    Badger Meter Inc.......................................     425,838
          TRUCKING (.9%)
          16,900   Landair Services, Inc.*.......................     409,825
          VARIETY STORES (1.1%)
24,375    Fred's, Inc............................................     499,688
          WHOLESALE-DRUGS &PROPRIETARIES (.7%)
21,000    Priority Healthcare Corp. B*...........................     317,625
          WHOLESALE-ELECTRONIC PARTS EQUIPMENT (.3%)
13,400    MPWIndustrial Services Group, Inc.*....................     120,600
          WOMENS CLOTHING (.6%)  ................................
27,400    Paul Harris Stores, Inc.*..............................     275,713
          WOMEN'S, MISSES', AND JUNIORS' OUTERWEAR (1.0%)
16,400    Kellwood Company.......................................     492,000
          WOOD HOUSEHOLD FURNITURE (1.5%)
18,000    Ethan Allen Manufacturing Corporation..................     694,125

               Total Common Stocks (cost:$41,279,982)............  45,696,897

          CLOSED-END FUNDS (2.7%)
27,800    Equus II, Inc..........................................     635,925
44,800    John Hancock Bank &Thrift Opportunity Fund   ..........     655,200
               Total Closed-End Funds (cost: $1,137,047).........   1,291,125

  PAR
  VALUE
             U.S. GOVERNMENT OBLIGATIONS (.8%)
 $360,000    U.S. Treasury Bills, due 1/22/98 (cost: $358,906)
   35,890    TOTAL INVESTMENTS (COST: $42,775,935) (100%)         $47,346,928

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
   Investments at market value(cost: $42,775,935) (note 1)......... $47,346,928
   Cash      ......................................................     407,398
   Collateral for securities loaned, at market value (note 5)......   8,413,031
   Receivables:....................................................
   Investment securities sold......................................     615,165
   Dividends.......................................................      50,694
   Fund shares sold................................................       1,496
   Other assets....................................................       5,624
             Total assets..........................................  56,840,336

LIABILITIES:.......................................................
      Payables:....................................................
      Demand note payable to bank (note 5).........................   3,462,218
      Fund shares redeemed.........................................      29,977
      Collateral for securities loaned (note 5)....................   8,413,031
      Accrued expenses.............................................     122,855
      Accrued management and
         distribution fees.........................................      38,854
                Total liabilities..................................  12,066,935

NET ASSETS: (applicable to 1,915,255
      outstanding shares: 500,000,000 shares
      of $.01 par value authorized)................................ $44,773,401

NET ASSET VALUE, OFFERING AND
      REDEMPTION PRICE PER SHARE
      ($44,773,401 / 1,915,255)..................................        $23.38

At December 31, 1997, net assets consisted of:
      Paid-in capital............................................   $40,138,286
      Accumulated net realized gain on
         investments.............................................        64,122
      Net unrealized appreciation on investments.................     4,570,993
                .................................................   $44,773,401

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

INVESTMENT INCOME:
Dividends       ..................................................  $   453,428
Interest        ..................................................      103,182
         Total investment income..................................      556,610

EXPENSES:.........................................................
      Distribution (note 3).......................................      471,748
      Investment management (note 3)..............................      403,809
      Interest (note 5)...........................................      142,106
      Transfer agent..............................................       86,691
      Shareholder administration (note 3).........................       59,403
      Custodian...................................................       51,078
      Professional (note 3).......................................       45,945
      Registration (note 3).......................................       30,783
      Printing....................................................       21,867
      Directors...................................................        8,650
      Other     ..................................................       11,872
         Total expenses...........................................    1,333,952
         Fee reductions (note 4)..................................       (8,508)
         Net expenses.............................................    1,325,444
         Net investment loss......................................     (768,834)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain from security
    transactions..................................................   2,325,898
Net realized loss from futures transactions.......................    (335,926)
Unrealized appreciation of investments during the period..........   1,258,458
    Net realized and unrealized gain on investments and futures...   3,248,430
    Net increase in net assets resulting from operations.......... $ 2,479,596


STATEMENTS OF CHANGES IN NET ASSETS
                                                For the Years Ended December 31,
                                                          1997         1996
OPERATIONS:
   Net investment loss.............................  $  (768,834)  $ (1,539,055)
   Net realized loss from futures transactions.....     (335,926)        -
   Net realized gain from security transactions......  2,325,898      6,803,639
   Unrealized appreciation (depreciation) of
   investments during the period                       1,258,458     (4,862,889)
   Net increase in net assets resulting
   from operations........................             2,479,596        401,695
DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from net realized gains
   ($0.75 and $2.72 per share, respectively)          (1,388,183)    (5,342,284)
CAPITAL SHARE TRANSACTIONS:
   Decrease in net assets resulting from
   capital share transactions (a)                     (6,157,931)    (1,559,043)
   Total decrease in net assets.......................(5,066,518)    (6,499,632)
NET ASSETS:
   Beginning of period.............................    49,839,919    56,339,551
   End of period..................................... $44,773,401   $49,839,919

--------------
(a)  Transactions in capital shares were as follows:


                                          1997                   1996
                                 SHARES        VALUE      SHARES       VALUE
Shares sold                      190,298   $ 4,598,454    564,667   $14,997,930
Shares issued in
reinvestment of distributions     57,687     1,285,837    216,965     4,957,636$
Shares redeemed                 (503,800)  (12,042,222)  (826,992)  (21,514,609)
  Net decrease                  (255,815)  $(6,157,931)   (45,360)   (1,559,043)

                          NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing aggressively as set forth in the prospectus, depending on the assessment of economic and market factors, in equity securities, warrants, convertible securities and debt instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $42,775,935, gross unrealized appreciation and gross unrealized depreciation were $6,331,486 and $1,760,493 respectively at December 31, 1997. Distributions paid to shareholders during the years ended December 31, 1997 and 1996 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of net operating losses to offset short-term capital gains.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The
Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended December 31, 1997, the Fund paid $122,109 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $19,659 for providing certain administrative and accounting services at cost for the year ended December 31, 1997. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $59,403 for shareholder administration services which it provided to the Fund at cost for the year ended December 31, 1997.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $120,572,014 and $136,269,148, respectively. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $8,508, under such arrangements.

(5) The Fund has a committed bank line of credit. At December 31, 1997, the balance outstanding was $3,462,218 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the year ended December 31, 1997, the weighted average interest rate was 6.50% based on the balances outstanding during the period and the weighted average amount outstanding was $2,160,383. Included in interest expense is $1,714 for commitment fees related to this line of credit. As of December 31, 1997, the Fund loaned common stocks having a value of $8,218,890 and received cash collateral of $8,413,031 for the loan.


                              FINANCIAL HIGHLIGHTS


                                                                           Years Ended December 31,
                                                           1997          1996           1995           1994             1993
PER SHARE DATA*                                            ----          ----           ----           ----             ----
Net asset value at beginning of period                    $22.96        $25.42         $19.11         $23.13           $24.88
Income from investment operations:
   Net investment loss                                     (.38)         (.73)          (.81)          (.55)            (.76)
   Net realized and unrealized gain (loss) on
   investments:                                            1.55           .99           8.51          (3.28)            4.65
Total from investment operations                           1.17           .26           7.70          (3.83)            3.89
Less distributions:
   Distributions from net realized gains on
      investments                                         (.75)         (2.72)         (1.39)          (.19)           (5.64)
   Net increase (decrease) in net asset value              .42          (2.46)          6.31          (4.02)           (1.75)
Net asset value at end of period                         $23.38         $22.96         $25.42         $19.11           $23.13
TOTAL RETURN                                               5.25%          1.0%         40.5%          (16.5)%           16.4%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)             $44,773         $49,840       $56,340         $45,614         $73,957
Ratio of expenses to average net assets (a) (b)            2.53%         2.45%          2.88%           2.92%           2.74%
Ratio of net investment loss to average net
  assets                                                   1.48%         2.81%          2.70%           2.43%           2.73%
Portfolio turnover rate                                    260%           311%          319%            309%             256%
Average commission per share                             $.0505        $.0714


* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio including interest expense was 2.81%, 2.92% and 3.67% for the years ended December 31, 1997, 1996 and 1995, respectively.
(b) Ratio after custodian fee credits was 2.51% for the year ended December 31, 1997. Prior to 1995, such credits were reflected in the ratio. There were no custodian fee credits for 1996 and 1995.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
  Bull & Bear Special Equities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Bull & Bear Special Equities Fund, Inc., including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Special Equities Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 23, 1998

                         TOTAL RETURN PERFORMANCE GRAPHS

Bull & Bear Special Equities Fund  ("Fund")
Russell 2000 ("2000")

The 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities, options, and futures. The Performance Graphs cover January 1, 1988 to December 31, 1997, and reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance.

Growth of $10,000 invested 1/1/88 through 12/31/97

Plot Points:

                         SPECIAL EQUITIES FUND            RUSSELL 2000
           1/1/88              10000                          10000
         12/31/88              12273                          12489
         12/31/89              17462                          14518
         12/31/90              11107                          11686
         12/31/91              15610                          17068
         12/31/92              20040                          20210
         12/31/93              23317                          24030
         12/31/94              19460                          23592
         12/31/95              27335                          30302
         12/31/96              27623                          35313
         12/31/97              29069                          43212


                        Final              Total                 Average
                        Value              Return                Annual Return
        Fund            $29,069            190.69%               11.26%
        2000            43,212             332.12                15.76


                             1 Year          5 Years        10 Years
Special Equities Fund
Average Annual Return        5.25%            7.72%          11.26%


SPECIAL EQUITIES FUND

FOR FUND PROSPECTUSES AND OTHER
INVESTMENT INFORMATION, CALL TOLL-FREE

1-888-503-FUND
1-888-503-3863

FOR SHAREHOLDER SERVICES BY
DIRECT ACCESS, CALL TOLL-FREE
1-888-503-VOICE
1-888-503-8642
OR, ACCESS THE FUND ON THE WEB AT
WWW.MUTUALFUNDS.NET